SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Small Cap Index VIP
Class A and B
The following information is added to the disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectuses:
Effective October 1, 2021, DWS Small Cap Index VIP pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.28% on the fund’s average daily net assets. Prior to October 1, 2021, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.350% of the fund’s average daily net assets.
Please Retain This Supplement for Future Reference
September 27, 2021
PROSTKR21-61